UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 23, 2006
M.D.C. Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01	OTHER EVENTS
ITEM 9.01	EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Form of Indemnification Agreement entered into between the Company and members of its Board of Directors.
Form of Indemnification Agreement entered into between the Company and certain of its officers.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT and
ITEM 8.01 OTHER EVENTS
     On October 23, 2006, the Board of Directors (the “Board”) of M.D.C. Holdings, Inc. (the “Company”) took the action set forth below.
INDEMNIFICATION AGREEMENT FORMS
FOR DIRECTORS AND OFFICERS
     Previously, on June 19, 1987, the Company’s shareholders ratified indemnification agreements entered into between the Company and the members of its Board. A copy of the form of indemnification agreement is attached as Exhibit 10.1 (“Indemnification Agreement”) and was previously filed as Exhibit 19.1 to the Company’s Quarterly Report on Form 10-Q dated June 30, 1987. The form of Indemnification Agreement provides for indemnification to the fullest extent permitted by law in the event the person was, is or becomes a party, witness or other participant in a Claim (as defined in the Indemnification Agreement) by reason of (or arising in part out of) an Indemnifiable Event (as defined in the form of Indemnification Agreement). In seeking shareholder ratification, the Company disclosed that similar agreements would be entered into in the future with future directors, certain executive officers of the Company and with others and that, if ratified, the Indemnification Agreements might subsequently be amended without again seeking shareholder approval.
     On October 23, 2006, the Board authorized the Company to enter into indemnification agreements with Directors David E. Blackford and Michael A. Berman, in substantially the form of the Indemnification Agreement. The Board also authorized the Company to enter into an indemnification agreement with the Company’s Senior Vice President and General Counsel, Michael Touff, in substantially the form of the Indemnification Agreement. A copy of the form of this indemnification agreement is attached as Exhibit 10.2 and was previously filed as Exhibit 10.18(b) to the Company’s Annual Report on Form 10-K for the year ended December 31, 1988.
     As a result of this action, all of the members of the Board and all of the Company’s executive officers are now parties to an indemnification agreement substantially in the form of the respective indemnification agreements attached as exhibits.
ITEM 9.01 EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Form of Indemnification Agreement entered into between the Company and members of its Board of Directors.
Exhibit 10.2	Form of Indemnification Agreement entered into between the Company and certain of its officers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: October 26, 2006	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Form of Indemnification Agreement entered into between the Company and members of its Board of Directors.
Exhibit 10.2	Form of Indemnification Agreement entered into between the Company and certain of its officers.

5